TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus

* * *

Effective immediately, Transamerica Emerging Markets Opportunities is an underlying fund in which certain Asset Allocation Funds may invest. Accordingly, the first table in the “List and Description of Certain Underlying Funds” section of the prospectus is deleted in its entirety and replaced with the following:

Fund Name	Transamerica Asset Allocation- Conservative Portfolio	Transamerica Asset Allocation- Growth Portfolio	Transamerica Asset Allocation- Moderate Growth Portfolio	Transamerica Asset Allocation- Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Bond	X		X	X	X
Transamerica Capital Growth	X	X	X	X	X
Transamerica Core Bond	X		X	X	X
Transamerica Dividend Focused	X	X	X	X	X
Transamerica Emerging Markets Debt	X		X	X	X
Transamerica Emerging Markets Equity	X	X	X	X	X
Transamerica Emerging Markets Opportunities	X	X	X	X
Transamerica Event Driven	X	X	X	X	X
Transamerica Floating Rate	X		X	X	X
Transamerica Global Equity	X	X	X	X	X
Transamerica Global Multifactor Macro	X	X	X	X	X
Transamerica Global Real Estate Securities	X	X	X	X	X
Transamerica Government Money Market	X	X	X	X	X
Transamerica High Yield Bond	X		X	X	X
Transamerica High Yield Muni	X	X	X	X	X
Transamerica Inflation Opportunities	X		X	X	X
Transamerica Intermediate Bond	X		X	X	X
Transamerica Intermediate Muni	X	X	X	X	X
Transamerica International Equity	X	X	X	X	X
Transamerica International Growth	X	X	X	X	X
Transamerica International Small Cap Value	X	X	X	X	X
Transamerica International Stock	X	X	X	X	X
Transamerica International Value	X	X	X	X	X
Transamerica Large Cap Value	X	X	X	X	X
Transamerica Long/Short Strategy	X	X	X	X	X
Transamerica Managed Futures Strategy	X	X	X	X	X
Transamerica Mid Cap Growth	X	X	X	X	X
Transamerica Mid Cap Value	X	X	X	X	X
Transamerica Mid Cap Value Opportunities	X	X	X	X	X
Transamerica MLP & Energy Income	X	X	X	X	X
Transamerica Multi-Asset Income	X		X	X	X
Transamerica Multi-Cap Growth	X	X	X	X	X
Transamerica Multi-Managed Balanced	X	X	X	X	X
Transamerica Short-Term Bond	X		X	X	X
Transamerica Small Cap Core	X	X	X	X	X
Transamerica Small Cap Growth	X	X	X	X	X
Transamerica Small Cap Value	X	X	X	X	X
Transamerica Small/Mid Cap Value	X	X	X	X	X
Transamerica Total Return	X		X	X	X
Transamerica Unconstrained Bond	X		X	X	X

Transamerica US Growth	X	X	X	X	X

* * *

Effective immediately, the following is added to the prospectus after the section entitled “Transamerica Core Bond – Principal Investment Strategies” under the “List and Description of Certain Underlying Funds” section of the prospectus:

Transamerica Emerging Markets Opportunities

Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”)) of companies that are located and/or conduct substantial business activities in emerging markets, including frontier markets. Emerging markets are those countries (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) designated by the fund’s benchmark index provider as emerging. The fund will normally invest primarily in emerging market companies which the sub-adviser believes have above-average potential for capital appreciation based on its “bottom up” fundamental research and analysis.

Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East, and Africa. Many emerging market securities are denominated in currencies other than the U.S. dollar.

The sub-adviser will seek to develop a portfolio that is generally broadly diversified across issuers, countries, industries and styles. The fund’s portfolio may include stocks that are considered to be either growth stocks or value stocks. Because the sub-adviser’s process is driven primarily by individual stock selection, the overall portfolio’s yield, price-to-earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, the fund may emphasize either growth stocks or value stocks.

The fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The sub-adviser will generally invest in mid and large capitalization companies. The sub-adviser considers such companies to be those with market capitalizations in the top 95th percentile of the MSCI Emerging Markets Index, the fund’s benchmark index. The market capitalization range of the MSCI Emerging Markets Index was $79 million to $5.6 billion, as of October 31, 2019, and is expected to change frequently.

The fund’s sub-adviser will not typically utilize derivatives with the exception of purchasing futures for cash equitization purposes or market access products in an effort to achieve efficient investment exposure (i.e., instances where local markets may not be available for trading). Market access products can include warrants on equities, options on equities and equity swaps. The fund may also invest in exchange-traded funds for these purposes.

The fund may invest in China A-shares (equity securities of Chinese companies) listed and traded on stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.

* * *

Effective immediately, the table entitled “Principal Risks of the Underlying Funds” in the “List and Description of Certain Underlying Funds” section of the prospectus is supplemented to include the following information:

Underlying Fund Name	Transamerica Emerging Markets Opportunities

Active Trading	X

China A-Shares	X

Convertible Securities	X

Counterparty	X

Credit	X

Currency	X

Currency Hedging

Cybersecurity

Depository Receipts	X

Derivatives	X

Dividend Paying Stock

Dollar Rolls

Emerging Markets	X

Equity Securities	X

Extension

Fixed-Income Securities

Floating Rate Loans

Focused Investing	X

Foreign Investments	X

Frontier Markets	X

Growth Stocks	X

Hedging

High-Yield Debt Securities

Inflation Protected Securities

Interest Rate

Investments by Affiliated Funds and Unaffiliated Funds	X

Large Capitalization Companies	X

Legal and Regulatory

Leveraging	X

Liquidity	X

Loans

Management	X

Market	X

Medium Capitalization Companies	X

Mortgage-Related & Asset-Backed Securities

Municipal Securities

New Fund	X

Preferred Stock

Prepayment or Call

Privately Placed and Restricted Securities

Repurchase Agreements

Rule 144A & Privately Placed Securities

Sovereign Debt

Structured Instruments

To Be Announced (TBA) Transactions

Underlying Exchange Traded Funds	X

U.S. Government Agency Obligations

Valuation	X

Value Investing	X

Warrants and Rights	X

Investors Should Retain this Supplement for Future Reference

February 10, 2020